[Deloitte & Touche Letterhead]

January 27, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th St. NW
Washington, DC 20549

Dear Sirs/Madams:

We have read Items 4 and 5 of HLM Design Inc.’s Form 8-K, dated January 27, 2003, and we agree with the statements made therein.

Yours truly,

/S/    DELOITTE & TOUCHE LLP